Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Hana Biosciences, Inc. do hereby certify that:

(a)
the Quarterly Report on Form 10-Q of Hana Biosciences, Inc. for the quarter ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hana Biosciences, Inc.

Dated: May 16, 2006	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

Dated: May 16, 2006	/s/ John P. Iparraguirre
John P. Iparraguirre
Vice President, Chief Financial Officer